Exhibit 10.36

August 1, 2006

Ms. Judy Brown, Contracts Manager

Office of Research

University of Waterloo

200 University Avenue West

Waterloo, Ontario, Canada N2L 3G1

Re:                             Extension and Amendment to Budget and Research Agreement between Waterloo, Thompson, and Senesco for a One Year Period From September 1, 2006 Through August 31, 2007

Dear Ms. Brown:

Pursuant to the Research Agreement effective September 1, 1998 (the “Agreement”), copy attached, between the University of Waterloo (“Waterloo”), Dr. John E. Thompson (“Thompson”), and Senesco, Inc. (“Senesco”), Waterloo, Thompson and Senesco hereby agree to extend the Agreement for an additional one year term, effective September 1, 2006 through August 31, 2007, under the same terms and conditions provided in the Agreement, except that the parties hereby amend the Budget set forth in the Revised Budget for Years 7 and 8, effective September 1, 2004 to the Revised Annual Budget for Year 9 , attached hereto, effective September 1, 2006 through August 31, 2007.  The Revised Annual Budget for Year 9 supercedes and replaces the Revised Budget for Years 7 and 8 of the Agreement for all work commencing on or after September 1, 2006.

Very truly yours,

/s/ Bruce C. Galton
Bruce C. Galton
President
Senesco, Inc.
Agreed and Accepted:

University of Waterloo

Dr. John Thompson, Ph.D.

REVISED ANNUAL BUDGET

YEAR 9

PERIOD:       September 1, 2006 – August 31, 2007

Salaries	Cdn $/Month	Cdn $/12 Months
Senior Research Associate ($73,500/year + 15% benefits)	$7,043.75	$84,525.00

Senior Research Associate ($68,250/year + 15% benefits)	6,540.63	78,487.50

Research Associate ($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate ($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate ($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate ($36,750/year + 15% benefits)	3,521.87	42,262.50

Part-Time Research Associate	2,100.00	25,200.00

Graduate Student	875.00	10,500.00

Graduate Student	875.00	10,500.00

Graduate Student	875.00	10,500.00

Supplies
Operating Expenses	3,937.50	47,250.00

Overhead
40% on total direct costs	14,087.50	169,050.00
25% on graduate student	656.25	7,875.00

TOTAL ANNUAL BUDGET	$52,587.50	$631,050.00